As filed with the Securities and Exchange Commission on November 7, 2007.

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 1, 2007

MEDAREX, INC.

(Exact name of registrant as specified in its charter)

New Jersey

0-19312

22-2822175

(State of other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification No.)

707 State Road, Princeton, N.J. 08540-1437

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (609) 430-2880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐            Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.              Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

On November 1, 2007, Marc Rubin, M.D. joined the Board of Directors (the “Board”) of Medarex, Inc. (“Medarex”), thereby expanding the size of the Board from eight to nine directors.  Dr. Rubin will be a Class I director with a term to expire at the 2009 annual shareholders’ meeting.  Dr. Rubin has not been named to any committee of the Board at this time. Dr. Rubin will receive an initial option grant for 30,000 shares of Medarex’s common stock, which option will vest in full six months from the grant date and such other compensation in accordance with Medarex’s director compensation policies.

Dr. Rubin, 52, is currently the President and Chief Executive Officer and a member of the board of directors of Titan Pharmaceuticals, Inc., a biopharmaceutical company focused on the development of treatments for central nervous system disorders, cardiovascular disease, bone disease, and other disorders.  Prior to joining Titan Pharmaceuticals, Dr. Rubin served as Head of Global Research and Development for Bayer Schering Pharma, as well as a member of the Executive Committee of Bayer Healthcare and the Board of Management of Bayer Schering Pharma. Prior to his position at Bayer Schering Pharma, Dr. Rubin, was a Member of the Executive Board and President of Development for Schering AG, as well as Chairman of Schering Berlin Inc. and President of Berlex Pharmaceuticals, a division of Schering AG. His position included responsibility for 3 Global Business Units.  Before joining Schering AG, Dr. Rubin held several positions of increasing responsibility at GlaxoSmithKline, with development as well as commercial responsibility. There he had oversight of the development, approval and commercial strategy for numerous pioneering programs.

On November 7, 2007, Medarex issued a press release announcing the appointment of Dr. Rubin to the Board.  The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.  Exhibit 99.1 hereto shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits. The following materials are furnished as exhibits to this Current Report on Form 8-K:

Exhibit Number

Description

99.1	Press release issued November 7, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDAREX, INC.
Registrant

Date: November 7, 2007	By:	/s/ Christian S. Schade
Christian S. Schade,
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

Description

99.1	Press release issued November 7, 2007